EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in Registration Nos. 33-43571 and 33- 59240 on Forms S-8 of our report dated February 26, 1999 appearing in this Annual Report on Form 10-K of Recoton Corporation for the year ended December 31, 1998.

                                         /s/ CORNICK, GARBER & SANDLER, LLP
                                         -----------------------------------
                                           CERTIFIED PUBLIC ACCOUNTANTS

NEW YORK, NEW YORK